JPMORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund
(Class A, Class B and Class C Shares)
(A series of JPMorgan Trust II)

Supplement dated September 28, 2007
to the Prospectuses dated September 15, 2007

The language in the left column of the Shareholder Fees table on page 7 of the JPMorgan Core Plus Bond Fund, Class A, Class B and Class C Shares Prospectuses dated September 15, 2007 is changed from Maximum Deferred Sales (Load), as a % of Redemption Proceeds to Maximum Deferred Sales Charge (Load), as a % of Original Purchase Price.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-CPB-SA-0907